                                                                   EXHIBIT 10.13

                              EXTENSION AGREEMENT

BORROWER:   FUTURE MEDIA PRODUCTIONS, INC.
ADDRESS:    25136 ANZA DRIVE
            VALENCIA, CALIFORNIA 91355

DATE:       SEPTEMBER 4, 1998

     This Extension Agreement is entered into between Greyrock Capital, a Division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 26, 1997 (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. EXTENSION. The Maturity Date, "May 31, 1999", set forth in the Schedule to the Loan Agreement, is hereby amended by replacing said date with the date "May 31, 2000".

     2. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

  Borrower:                           GBC:

  FUTURE MEDIA PRODUCTIONS, INC.      GREYROCK CAPITAL,
                                      a Division of NationsCredit Commercial
                                      Corporation

  By /s/ [ILLEGIBLE]
    ----------------------------
     President or Vice President
                                      By /s/ [ILLEGIBLE]
                                         --------------------------------

  By /s/ [ILLEGIBLE]                  Title  [ILLEGIBLE]
    -------------------------------        ------------------------------
     Secretary or Ass't Secretary

                                    CONSENT

     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

/s/ ALEX SANDEL
--------------------------------             ___________________________________
Alex Sandel                                  Beny Alagem


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Jason Barzilay